LEGG MASON TOTAL RETURN TRUST, INC. - PRIMARY SHARES

March 31, 1996 - March 31, 1997 (one year)
   Cumulative Total Return
   ERV  = (19.39 x 1.7015058) - (16.45 x 1.6131297)  x 1000 + 1000 = 1243.30
          -----------------------------------------
                   (16.45 x 1.6131297)
   P    = 1000

   C    = 1243.30   -  1  = .24330 = 24.33%
          -------                    -----
           1000

   Average Annual Return:  Same

March 31, 1992 - March 31, 1997 (five years)
   Cumulative Total Return
   ERV  = (19.39  X  1.7015058) - (11.64 x 1.350048)  x  1000 + 1000 = 2099.47
          ------------------------------------------
                     (11.64 x 1.350048)
   P    = 1000

   C    = 2099.47   -  1  = 1.09947  = 109.95%
          -------                      ------
           1000

   Average Annual Return:

                1/5
   (1.09947 + 1)     -  1  = 15.99%
                             -----

March 31, 1987 - March 31, 1997 (ten years)
Cumulative Total Return:
ERV = (19.39 x 1.7015058) - (11.63 x 1.021848) x 1000 + 1000 = 2776.16
      ----------------------------------------
                 (11.63 x 1.021848)
P   =   1000

C   =   2776.16  -  1 = 1.77616  =  177.62%
        -------                     ------
         1000
Average Annual Return:

                1/10
   (1.77616 + 1)          -  1   =   10.75%
                                     -----

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                      LEGG MASON TOTAL RETURN TRUST, INC.
                          NAVIGATOR TOTAL RETURN TRUST


March 31, 1996 - March 31, 1997 (one year)
   Cumulative Total Return
   ERV  = (19.53  x .8863402) - (16.52 x .8337717)  x 1000 + 1000 = 1256.74
          ----------------------------------------
                     (16.52 x .8337717)
   P    = 1000

   C    = 1256.74   -  1  = .25674 = 25.67%
          -------                    -----
           1000

Average Annual Return:  Same

December 1, 1994 - March 31, 1997 (life of class)
   Cumulative Total Return
   ERV  = (19.53 x .8863402) - (12.78 x .7824726)  x 1000 + 1000 = 1731.02
          ---------------------------------------
                   (12.78 x .7824726)
   P    = 1000

   C    = 1731.02   -  1  = .731022 = 73.10%
          -------                     -----
           1000

Average Annual Return:

                1/2.334246
   (.731022 + 1)          -  1  =  26.50%
                                   -----